MIRZAM CAPITAL APPRECIATION FUND

Supplement to the Prospectus and Statement of Additional Information dated August 10, 2007

Change to Principal Strategy

          Effective as of August 10, 2008, the Fund will eliminate the policy requiring it to invest at least 80% of its assets in equity securities. As a result, all references in the Prospectus to the 80% policy are hereby eliminated.

          The Fund expects to invest primarily in equity securities; however, the percentage of the Fund’s assets invested in such securities will vary from time to time. The Fund commenced operations in August 2007. As the Fund grows and new investments are received, the Fund’s sub-advisor engages in a rigorous stock selection process as outlined in the Prospectus to select new portfolio companies in which the Fund will invest. In addition, the Fund seeks to purchase portfolio stocks at a reasonable price.

         If the Fund’s sub-adviser believes that investment opportunities that meet the Fund’s investment criteria are not currently available, or are not available at a reasonable price, the Fund may invest substantially in money market mutual funds, or investment grade short-term money market instruments, including U.S. Government and agency securities, commercial paper, certificates of deposit, repurchase agreementsand other cash equivalents.To the extent that the Fund makes these investments, the Fund may not achieve its objective of capital appreciation. There also may be a significant delay between the time that an investment is made in the Fund, and the time that the Fund invests the proceeds in equity securities. During such interim period, while the Fund is holding cash or invested in cash equivalents, it may not achieve its investment objective and its returns will not correlate with those of the equity markets. In addition, when the Fund invests in money market funds, it will indirectly bear its proportionate share of any indirect operating expenses incurred by such funds. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

Address For Correspondence to the Fund

Effective October 8, 2007, purchase requests, redemption requests, and other correspondence related to shareholder accounts in the Fund should be addressed as follows:

U.S. Mail:	Overnight:

Mirzam Capital Appreciation Fund	Mirzam Capital Appreciation Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 N. Meridian St., Suite 300
Indianapolis, IN 46206	Indianapolis, IN 46208

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This Supplement supersedes and replaces prior supplements to the Prospectus dated August 10, 2007. You should read this Supplement in conjunction with the Prospectus, which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated August 10, 2007 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (888) 693-8056.

Supplement effective June 10, 2008

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